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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  April 28, 1995
                                                 (April 25, 1995)



                          BOATMEN'S BANCSHARES, INC.
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            (Exact name of Registrant as specified in its charter)

         Missouri                    1-3750             43-0672260
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(State or other jurisdiction    (Commission File    (IRS Employer
 of incorporation)                  Number)          Identification No.)


One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri      63101
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  314-466-6000
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ITEM 5. OTHER EVENTS
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    On February 28, 1995, Boatmen's Bancshares, Inc. ("The Corporation")
Acquired Worthen Banking Corporation ("Worthen") pursuant to an Agreement and Plan of Merger ("Merger Agreement"), dated August 18, 1994. Under terms of the Merger Agreement, a wholly owned subsidiary of the Corporation was merged with and into Worthen, and each of the 17,126,652 shares of Worthen common stock outstanding at February 28, 1995, was converted into one share of common stock of the Corporation. No shares of Worthen common stock were owned by the Corporation. The merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.
    Subsequent to this acquisition, the Corporation filed a registration statement on form S-4 related to it's acquisition of First National Bank in Pampa ("Pampa"), located in Pampa, Texas. Upon consummation of the acquisition, Pampa, with assets of approximately $170 million, will be merged into the Corporation's Amarillo subsidiary.
    In accordance with Item 10. of Form S-4, the Corporation has submitted herewith under Item 7. of this Form 8-K, restated supplemental consolidated financial statements, giving retroactive effect to the February 28, 1995 acquisition of Worthen, as if Worthen had been combined with the Corporation for the periods presented. The supplemental consolidated financial statements will become, in all material respects, the historical financial statements.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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(a)  Financial Statements of Business Acquired
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     Registrant's information required herein was previously filed on form 8-K dated March 14, 1995.

(b)  Pro Forma Financial Information
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     Audited Supplemental Consolidated Financial Statements of Boatmen's.
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     The following supplemental financial statements are submitted herewith:

     1.  Report of Independent Auditors.
     2.  Consolidated Balance Sheets as of December 31, 1994 and 1993.
     3. Consolidated Statements of Income for the Years Ended December 31, 1994, 1993 and 1992.
     4. Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1994, 1993 and 1992.
     5. Consolidated Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992.
     6.  Notes to Supplemental Consolidated Financial Statements.

(c)  Exhibits
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    The following exhibits are included with this report:

        Exhibit 23 (a)   Consent of Independent Auditors
        Exhibit 23 (b)   Consent of Independent Auditors
        Exhibit 23 (c)   Consent of Independent Auditors

        Exhibit 27       Boatmen's Bancshares, Inc. supplemental
                         Financial Data Schedule for the Period
                         Ended December 31, 1994.

        Exhibit 99 (a)   Audited Supplemental Consolidated Financial
                         Statements of Boatmen's Bancshares, Inc.

        Exhibit 99 (b)   Report of Independent Auditors-KPMG Peat Marwick
                         on Worthen Banking Corporation's financial statements for the period ended December 31, 1994.

        Exhibit 99 (c)   Report of Independent Auditors-Frost & Company
                         on The Union of Arkansas Corporation financial statements for the period ended December 31, 1992.

                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BOATMEN'S BANCSHARES, INC.
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                                        (Registrant)


                                  By   /s/  JAMES W. KIENKER
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                                     James W. Kienker
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:    April 28, 1995